UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019

ALJ Regional Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37689	13-4082185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358 New York, NY		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 486-7775

(Former Name or Former Address, if Changed Since Last Report)

__________

Securities registered pursuant to Section 12(b) of the Act:

Title of class of registered securities Common Stock, par value $0.01 per share	Ticker Symbol ALJJ	Name of exchange on which registered NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Entry into Second Amended and Restated Employment Agreement with Brian Hartman

On August 20, 2019, the Company entered into the Second Amended and Restated Employment Agreement (the “A&R Employment Agreement”) with Brian Hartman, its Chief Financial Officer. The A&R Employment Agreement amended and restated the Employment Agreement, dated August 8, 2017, as amended by the First Amended and Restated Employment Agreement dated August 2, 2018, between Mr. Hartman and the Company, which term expired on August 8, 2019. Pursuant to the A&R Employment Agreement, effective August 9, 2019, Mr. Hartman will serve as the Company’s Chief Financial Officer until September 30, 2021, subject to further one-year or two-year renewals, as determined by the Chief Executive Officer of the Company (the “CEO”). Additional material terms changed by the A&R Employment Agreement include: (i) an increase in base salary from $350,000 to $375,000 and (ii) Mr. Hartman’s incentive bonus structure, which was amended to include an annual bonus target of (a) up to 50% of his annual base salary based on the general quality and success of his efforts during the immediately preceding fiscal year and (b) up to 25% of his annual base salary based on certain goals agreed between the CEO and Mr. Hartman for the applicable fiscal year. For the period commencing January 1, 2019 to September 30, 2019, the Company agreed that Mr. Hartman will receive bonuses in the above categories of $131,250 and $65,625, respectively. In addition, Mr. Hartman will be granted 6 months of his annual base salary and one additional month of his annual base salary for every year of service completed, with a maximum of 12 months, as severance pay in the event of termination by the Company without cause or by Mr. Hartman for good reason.

The foregoing descriptions of the A&R Employment Agreement are qualified in their entirety by the text of the A&R Employment Agreement, a copy of which is attached as Exhibit 10.1 hereto.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	Second Amended and Restated Employment Agreement, dated August 20, 2019, by and between ALJ Regional Holdings, Inc. and Brian Hartman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ Regional Holdings, Inc.

August 22, 2019	By:	/s/ Brian Hartman
Brian Hartman
Chief Financial Officer (Principal Financial Officer)